SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2004

BRUSH ENGINEERED MATERIALS INC.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-15885	34-1919973
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation)	File Number)	Identification No.)

17876 St. Clair Avenue	Cleveland, Ohio	44110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 486-4200

Item 12. Results of Operations and Financial Condition

     On July 28, 2004, Brush Engineered Materials Inc. issued a press release announcing its second quarter 2004 results. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUSH ENGINEERED MATERIALS INC.

Date: July 28, 2004	By:	/s/Michael C. Hasychak
Vice President, Secretary and Treasurer